                                                                    EXHIBIT 10.9

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

                                     WARRANT

                  TO PURCHASE 665,000 SHARES OF COMMON STOCK OF

                            VERSO TECHNOLOGIES, INC.



No. ______                                                    September 29, 2000



                  THIS CERTIFIES THAT, for value received, Juliet M. Reising (subject to the restrictions on transfer contained herein and its registered assigns) (the "Holder") is entitled to purchase from Verso Technologies, Inc., a Minnesota corporation (the "Company"), a total of 665,000 shares of common stock, $.01 par value (the "Common Stock") of the Company, exercisable as follows:

                  (i) at any time or from time to time after 9:00 a.m., Atlanta, Georgia time, on March 23, 2001 and prior to 5:00 p.m., Atlanta, Georgia time, on March 23, 2010 (the "Expiration Date"), at the Exercise Price (as hereinafter defined), 221,667 shares of Common Stock of the Company, all subject to adjustment and upon the terms and conditions as hereinafter provided;

                  (ii) at any time or from time to time after 9:00 a.m., Atlanta, Georgia time, on March 23, 2002 and prior to 5:00 p.m., Atlanta, Georgia time, on the Expiration Date, at the Exercise Price, 221,667 shares of Common Stock of the Company, all subject to adjustment and upon the terms and conditions as hereinafter provided; and

                  (iii) at any time or from time to time after 9:00 a.m., Atlanta, Georgia time, on March 23, 2003 and prior to 5:00 p.m., Atlanta, Georgia time, on the Expiration Date, at the Exercise Price, 221,666 shares of Common Stock of the Company, all subject to adjustment and upon the terms and conditions as hereinafter provided.

                  Capitalized terms used and not otherwise defined in this Warrant shall have the meanings set forth in Article IV hereof.



                                    ARTICLE I

                              EXERCISE OF WARRANTS

                  1.1. Method of Exercise. To exercise this Warrant in whole or in part, the Holder shall deliver to the Company: (a) this Warrant; (b) a written notice, substantially in the form of the subscription notice attached hereto as Annex 1, of such Holder's election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased, the denominations of the share certificate or certificates desired and the name or names of the Eligible Holder(s) in which such certificates are to be registered; and (c) payment of the Exercise Price with respect to such shares of Common Stock. Such payment may be made, at the option of the Holder, by cash, money order, certified or bank cashier's check or wire transfer.

                  The Company shall, as promptly as practicable and in any event within five (5) Business Days thereafter, execute and deliver or cause to be executed and delivered, in accordance with such subscription notice, a certificate or certificates representing the aggregate number of shares of Common Stock specified in said notice. The share certificate or certificates so delivered shall be in such denominations as may be specified in such notice (or, if such notice shall not specify denominations, one certificate shall be issued) and shall be issued in the name of the Holder or such other name or names of Eligible Holder(s) as shall be designated in such notice. Such certificate or certificates shall be deemed to have been issued, and such Holder or any other person so designated to be named therein shall be deemed for all purposes to have become holders of record of such shares, as of the date the aforementioned notice is received by the Company. If this Warrant shall have been exercised only in part, the Company shall, at the time of delivery of the certificate or certificates, deliver to the Holder a new Warrant evidencing the right to purchase the remaining shares of Common Stock called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant. The Company shall pay all expenses payable in connection with the preparation, issuance and delivery of share certificates and new Warrants (other than transfer or similar taxes in connection with the transfer of securities), except that, if share certificates or new Warrants shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all transfer taxes payable as a result of such transfer shall be paid by the Holder at the time of delivering the aforementioned notice or promptly upon receipt of a written request of the Company for payment.

                  If this Warrant shall be surrendered for exercise within any period during which the transfer books for shares of the Common Stock of the Company or other securities purchasable upon the exercise of this Warrant are closed for any purpose, the Company shall


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

not be required to make delivery of certificates for the securities purchasable upon such exercise until the date of the reopening of said transfer books.

                  1.2. Shares To Be Fully Paid and Nonassessable. All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and nonassessable.

                  1.3. No Fractional Shares To Be Issued. The Company shall not be required to issue fractions of shares of Common Stock upon exercise of this Warrant. If any fraction of a share would, but for this Section, be issuable upon any exercise of this Warrant, in lieu of such fractional share the Company shall pay to the Holder, in cash, an amount equal to the same fraction of the Average Closing Price per share of outstanding shares of Common Stock on the Business Day immediately prior to the date of such exercise.

                  1.4. Securities Laws; Share Legend. The Holder, by acceptance of this Warrant, agrees that this Warrant and all shares of Common Stock issuable upon exercise of this Warrant will be disposed of only in accordance with the Securities Act of 1933, as amended (the "Securities Act") and the rules and regulations of the Securities and Exchange Commission (the "Commission") promulgated thereunder. In addition to any other legend which the Company may deem advisable under the Securities Act and applicable state securities laws, all certificates representing shares of Common Stock (as well as any other securities issued hereunder in respect of any such shares) issued upon exercise of this Warrant shall be endorsed as follows:

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

                  Any certificate issued at any time in exchange or substitution for any certificate bearing such legend (except a new certificate issued upon completion of a public distribution pursuant to a registration statement under the Securities Act) shall also bear such legend unless, in the opinion of counsel (in form and substance reasonably satisfactory to the Company) selected by the Holder of such certificate and reasonably acceptable to the Company, the securities represented thereby need no longer be subject to restrictions on resale under the Securities Act.


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




                                   ARTICLE II

                     WARRANT AGENCY; TRANSFER, EXCHANGE AND
                             REPLACEMENT OF WARRANT

                  2.1. Warrant Agency. Until such time, if any, as an independent agency shall be appointed by the Company to perform services described herein with respect to this Warrant (the "Warrant Agency"), the Company shall perform the obligations of the Warrant Agency provided herein at its principal office address or such other address as the Company shall specify by prior written notice to the Holder.

                  2.2. Ownership of Warrant. The Company may deem and treat the person in whose name this Warrant is registered as the holder and owner hereof (notwithstanding any notations of ownership or writing hereon made by any person other than the Company) for all purposes and shall not be affected by any notice to the contrary, until presentation of this Warrant for registration of transfer as provided in this Article II.

                  2.3. Transfer of Warrant. This Warrant may only be transferred to a purchaser subject to and in accordance with this Section 2.3, and any attempted transfer which is not in accordance with this Section 2.3 shall be null and void and the transferee shall not be entitled to exercise any of the rights of the holder of this Warrant. The Company agrees to maintain at the Warrant Agency books for the registration of such transfers of Warrants, and transfer of this Warrant and all rights hereunder shall be registered, in whole or in part, on such books, upon surrender of this Warrant at the Warrant Agency in accordance with this Section 2.3, together with a written assignment of this Warrant, substantially in the form of the assignment attached hereto as Annex 2, duly executed by the Holder or its duly authorized agent or attorney-in-fact, with signatures guaranteed by a bank or trust company or a broker or dealer registered with the NASD, and funds sufficient to pay any transfer taxes payable upon such transfer. Upon surrender of this Warrant in accordance with this
Section 2.3, the Company (subject to being satisfied that such transfer is in compliance with Section 1.4) shall execute and deliver a new Warrant or Warrants of like tenor and representing in the aggregate the right to purchase the same number of shares of Common Stock in the name of the assignee or assignees and in the denominations specified in the instrument of assignment, and this Warrant shall promptly be canceled. Notwithstanding the foregoing, a Warrant may be exercised by a new holder without having a new Warrant issued. The Company shall not be required to pay any Federal or state transfer tax or charge that may be payable in respect of any transfer of this Warrant or the issuance or delivery of certificates for Common Stock in a name other than that of the registered holder of this Warrant.

                  2.4. Division or Combination of Warrants. This Warrant may be divided or combined with other Warrants, in connection with the partial exercise of this Warrant, upon surrender hereof and of any Warrant or Warrants with which this Warrant is to be combined at the Warrant Agency, together with a written notice specifying the names and


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

denominations in which the new Warrant or Warrants are to be issued, signed by the holders hereof and thereof or their respective duly authorized agents or attorneys-in-fact. Subject to compliance with Section 2.3 as to any transfer which may be involved in the division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice.

                  2.5. Loss, Theft, Destruction of Warrant Certificates. Upon receipt by the Company of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security (in customary form) reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of such Warrant and upon reimbursement of the Company's reasonable incidental expenses, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Warrant, a new Warrant of like tenor and representing the right to purchase the same aggregate number of shares of Common Stock.

                  2.6. Expenses of Delivery of Warrants. Except as otherwise expressly provided herein, the Company shall pay all expenses (other than transfer taxes as described in Section 2.3) and other charges payable in connection with the preparation, issuance and delivery of Warrants hereunder and shares of Common Stock upon the exercise hereof.



                                   ARTICLE III

                             ANTIDILUTION PROVISIONS

                  3.1. Adjustments Generally. The Exercise Price and the number of shares of Common Stock (or other securities or property) issuable upon exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events, as provided in this Article III.

                  3.2. Common Share Reorganization. If the Company shall subdivide its outstanding shares of Common Stock into a greater number of shares or consolidate its outstanding shares of Common Stock into a smaller number of shares (any such event being called a "Common Share Reorganization"), then (a) the Exercise Price shall be adjusted, effective immediately after the record date at which the holders of shares of Common Stock are determined for purposes of such Common Share Reorganization, to a price determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date before giving effect to such Common Share Reorganization and the denominator of which shall be the number of shares of Common Stock outstanding after giving effect to such Common Share Reorganization, and (b) the number of shares of Common Stock subject to purchase upon exercise of this Warrant shall be adjusted, effective at such time, to a number determined by multiplying the number of shares of Common Stock subject to purchase immediately before such Common Share Reorganization by a fraction, the


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

numerator of which shall be the number of shares outstanding after giving effect to such Common Share Reorganization and the denominator of which shall be the number of shares of Common Stock outstanding immediately before such Common Share Reorganization.

                  3.3. Capital Reorganization. If there shall be any consolidation or merger to which the Company is a party, other than a consolidation or a merger in which the Company is a continuing corporation and which does not result in any reclassification of, or change (other than a Common Share Reorganization or a change in par value) in, outstanding shares of Common Stock, or any sale or conveyance of the property of the Company as an entirety or substantially as an entirety (any such event being called a "Capital Reorganization"), then, effective upon the effective date of such Capital Reorganization, the Holder shall have the right to purchase, upon exercise of this Warrant, the kind and amount of shares of stock and other securities and property (including cash) which the Holder would have owned or have been entitled to receive after such Capital Reorganization if this Warrant had been exercised immediately prior to such Capital Reorganization. As a condition to effecting any Capital Reorganization, the Company or the successor or surviving corporation, as the case may be, shall execute and deliver to the Holder and to the Warrant Agency an agreement as to the Holder's rights in accordance with this Section 3.3, providing for subsequent adjustments as nearly equivalent as may be practicable to the adjustments provided for in this Article III. The provisions of this Section 3.3 shall similarly apply to successive Capital Reorganizations.

                  3.4. Adjustment Rules. (a) Any adjustments pursuant to this Article III shall be made successively whenever an event referred to herein shall occur.

                  (b) No adjustment shall be made pursuant to this Article III in respect of the issuance from time to time of shares of Common Stock upon the exercise of this Warrant.

                  (c) If the Company shall set a record date to determine the holders of shares of Common Stock for purposes of a Common Stock Reorganization or Capital Reorganization and shall legally abandon such action prior to effecting such action, then no adjustment shall be made pursuant to this Article III in respect of such action.

                  3.5. Proceeding Prior to Any Action Requiring Adjustment. As a condition precedent to the taking of any action which would require an adjustment pursuant to this Article III, the Company shall take any action which may be necessary, including obtaining regulatory approvals or exemptions, in order that the Company may thereafter validly and legally issue as fully paid and nonassessable all shares of Common Stock which the Holder is entitled to receive upon exercise hereof.

                  3.6. Notice of Dividends, Distributions and Adjustments. The Company shall give notice to the Holder at least fifteen (15) days prior to any record date in respect of the payment of dividends or other distributions on the Common Stock, or in respect of any Common Share Reorganization or Capital Reorganization describing, in each case, such event in reasonable detail and specifying such record date. In addition, no later than 15 days after the effective date or record date, as the case may be, of any Common Share


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

Reorganization or Capital Reorganization or any other action that requires an adjustment pursuant to this Article III, the Company shall give notice to the Holder of such event, describing such event in reasonable detail and specifying the record date or effective date, as the case may be, and, if determinable, the required adjustment and the computation thereof. If the required adjustment is not determinable at the time of such notice, the Company shall give notice to the Holder of such adjustment and computation promptly after such adjustment becomes determinable.

                  3.7. Dividends Not Paid Out of Earnings or Earned Surplus. In the event the Company shall declare a dividend upon the Common Stock (other than a dividend payable in Common Stock) payable otherwise than out of earnings or earned surplus, determined in accordance with generally accepted accounting principles, including the making of appropriate deductions for minority interests, if any, in subsidiaries (herein referred to as "Liquidating Dividends"), then, as soon as possible after the exercise of this Warrant, the Company shall pay to the person exercising such Warrant an amount equal to the aggregate value at the time of such exercise of all Liquidating Dividends (including but not limited to the Common Stock which would have been issued at the time of such earlier exercise and all other securities which would have been issued with respect to such Common Stock by reason of stock splits, stock dividends, mergers or reorganizations, or for any other reason). For the purposes of this Section 3.7, a dividend other than in cash shall be considered payable out of earnings or earned surplus only to the extent that such earnings or earned surplus are charged an amount equal to the fair value of such dividend as determined in good faith by the Board of Directors of the Company.

                  3.8. Adjustment by Board of Directors. If any event occurs as to which, in the opinion of the Board of Directors of the Company, the provisions of this Article II are not strictly applicable or if strictly applicable would not fairly protect the rights of the holder of this Warrant in accordance with the essential intent and principles of such provisions, then the Board of Directors shall make an adjustment in the application of such provisions, in accordance with such essential intent and principles, so as to protect such rights as aforesaid, but in no event shall any adjustment have the effect of increasing the Exercise Price or decreasing the number of shares of Common Stock into which the Warrant is exercisable as otherwise determined pursuant to any of the provisions of this Article II except in the case of a combination of shares of a type contemplated in Section 3.2 and then in no event to an amount larger than the Exercise Price as adjusted pursuant to Section 3.2.



                                   ARTICLE IV

                                   DEFINITIONS

                  The following terms, as used in this Warrant, have the following respective meanings:


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

                  "Appraised Fair Market Value" means, as of any date, in respect of shares of Common Stock, the Average Closing Price, if clauses (i),
(ii) or (iii) of the definition of Average Closing Price applies or, if clause
(iv) of such definition obtains, the Fair Market Value per share of Common Stock, as determined by a qualified independent appraiser of national standing having not less than five (5) years' experience in the valuation of securities, the selection of which is mutually agreed by the Holder and the Company. In all cases where Appraised Fair Market Value is determined by an independent appraiser, as aforesaid, one half of such appraiser's fees and expenses shall be paid by each of the Holder and the Company.

                  "Average Closing Price" means, as of any date, (i) if shares of Common Stock are listed on a national securities exchange, the average of the closing sale prices per share therefor on the largest securities exchange on which such shares are traded on the last ten (10) trading days before such date;
(ii) if such shares are listed on The Nasdaq National Market but not on any national securities exchange, the average of the average of the closing bid and asked prices per share therefor on The Nasdaq National Market on the last ten
(10) trading days before such date; (iii) if such shares are not listed on either a national securities exchange or The Nasdaq National Market, the average of the average of the closing bid and asked prices per share therefor in the over the counter market on the last twenty (20) trading days before such date; or (iv) if no such sales prices are available, the Fair Market Value of the Company per share of outstanding Common Stock as of such date.

                  "Business Days" means each day in which banking institutions in Atlanta, Georgia are not required or authorized by law or executive order to close.

                  "Capital Reorganization" has the meaning set forth in Section 3.4.

                  "Commission" has the meaning set forth in Section 1.4.

                  "Common Share Reorganization" has the meaning set forth in
Section 3.2.

                  "Common Stock" has the meaning set forth in the first paragraph of this Warrant.

                  "Company" has the meaning set forth in the first paragraph of this Warrant.

                  "Eligible Holder" means the Holder and any permitted transferee of the Holder pursuant to and in accordance with this Warrant.

                  "Exercise Price" means US $10.14 per share of Common Stock, subject to adjustment pursuant to Article II.

                  "Expiration Date" has the meaning set forth in the first paragraph of this Warrant.

                  "Fair Market Value" means the fair market value of the business, property or assets in question as determined in good faith by the Board of Directors of the Company and unless waived by the Holder of this Warrant confirmed by an independent nationally recognized financial advisor with expertise in valuing companies of this type, or determined as otherwise specifically provided herein.

                  "Holder" has the meaning set forth in the first paragraph of this Warrant.

                  "NASD" means The National Association of Securities Dealers, Inc.

                  "Securities Act" means the Securities Act of 1933, as amended, and any successor Federal statute, and the rules and regulations of the Securities and Exchange Commission (or its successor) thereunder, all as the same shall be in effect from time to time.

                  "Warrant Agency" has the meaning set forth in Section 2.1

                  "Warrants" means this Warrant and any other Warrant issued pursuant hereto.

                                    ARTICLE V

                                  MISCELLANEOUS

                  5.1. Governing Law. This Warrant shall be governed in all respects by the laws of the State of Minnesota, without reference to its conflicts of law principles.

                  5.2. Covenants To Bind Successor and Assigns. All covenants, stipulations, promises and agreements contained in this Warrant by or on behalf of the Company shall bind its successors and assigns, whether or not so expressed.

                  5.3. Entire Agreement. This Warrant constitutes the full and entire understanding and agreement between the parties with regard to the subject matter hereof and no party shall be liable or bound to any other party in any manner by any warranties, representations, or covenant except as specifically set forth herein or therein.

                  5.4. Waivers and Amendments. No failure or delay of the Holder in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Holder are cumulative and not exclusive of any rights or remedies which it would otherwise have. The provisions of this Warrant may be amended, modified or waived with (and only with) the written consent of the Company and the Holder.

                  5.5 Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be mailed by express, registered or certified mail, postage prepaid, return receipt requested, sent by telecopy (with confirmation of transmission received and followed by the posting of a "hard copy" of the notice or communication by first-class U.S. mail), or by courier service guaranteeing overnight delivery with charges prepaid, or otherwise delivered by hand or by messenger, and shall be conclusively deemed to have been received by a party hereto and to be effective on the day on which delivered or telecopied to such party at its address set forth below (or at such other address as such party shall specify to the other parties hereto in writing), or, if sent by registered or certified mail, on the third business day after the day on which mailed, addressed to such party at such address.

                  In the case of the Holder, such notices and communications shall be addressed to its address as shown on the books maintained by the Company, unless the Holder shall notify the Company in writing that notices and communications should be sent to a different address, in which case such notices and communications shall be sent to the address specified by the Holder. In the case of the Company, such notices and communications shall be addressed as follows: Attention: Chief Financial Officer, Verso Technologies, Inc., 400 Galleria Parkway, Suite 300, Atlanta, Georgia 30339.

                  5.6 Survival of Agreements; Representations and Warranties, etc. All warranties, representations and covenants made by the Company herein shall be considered to have been relied upon by the Holder and shall survive the issuance and delivery of the Warrant, regardless of any investigation made by the Holder, and shall continue in full force and effect so long as this Warrant is outstanding.

                  5.7 Severability. In case any one or more of the provisions contained in this Warrant shall be held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby. The parties shall endeavor in good faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

                  5.8 Section Headings. The section headings used herein are for convenience of reference only, do not constitute a part of this Warrant and shall not affect the construction of or be taken into consideration in interpreting this Warrant.

                  5.9 No Rights as Stockholder; No Limitations on Company Action. This Warrant shall not entitle the Holder to any rights as a stockholder of the Company. No provision of this Warrant and no right or option granted or conferred hereunder shall in any way limit, affect or abridge the exercise by the Company of any of its corporate rights or powers to recapitalize, amend its certificate of incorporation, reorganize, consolidate or merge with or into another corporation or to transfer all or any part of its property or assets, or the exercise of any other of its corporate rights or powers.

                  5.10 Substitute Warrant. This Warrant constitutes the Warrant issued pursuant to that certain Executive Employment Agreement dated as of March 23, 2000 between Cereus Technology Partners, Inc., a Delaware corporation and now a wholly-owned subsidiary of the Company ("Cereus"), and Juliet M. Reising which has been converted pursuant to that certain Second Amended and Restated Agreement and Plan of Merger dated as of July 27, 2000 by and among the Company, Cereus and Solemn Acquisition Corporation, a wholly-owned subsidiary of the Company.


                  IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its duly authorized representative.



                                  VERSO TECHNOLOGIES, INC.



                                  By:      /s/ Steven A. Odom
                                        -------------------------------------
                                        Name: Steven A. Odom
                                        Title: Chief Executive Officer

                                                                         Annex 1

                               SUBSCRIPTION NOTICE

                                                          Dated:________________

                  The undersigned hereby irrevocably elects to exercise the right of purchase evidenced by the attached Warrant for, and to purchase thereunder, __________ shares of Common Stock of Verso Technologies, Inc. as provided for therein. The undersigned tenders herewith payment of the Exercise Price (as defined in the attached Warrant) for such shares in the form of cash, money order, certified or bank cashier's check or wire transfer.



                  Instructions for Registration of Common Stock

                  Please issue a certificate or certificates for such shares of Common Stock in the following name or names and denominations:



Name:
     -------------------------------------------------
     (Please typewrite or print in block letters.)


Address:
        ----------------------------------------------


Denomination:
             -----------------------------------------



                         Representations and Warranties

                  In connection with the exercise of the attached Warrant, the undersigned hereby represents and warrants that:

                  (i) the shares of Common Stock issuable pursuant to the attached Warrant have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any applicable state securities laws, and may not transferred, sold, or offered for sale unless registered pursuant to the Securities Act and all applicable state securities laws or unless an exemption from such registration in available and the Company has received an opinion to that effect from counsel reasonably satisfactory to the Company;

                  (ii) if the undersigned is an individual, the undersigned is an "accredited investor" as that term is defined in Rule 501(a)(5) or (6) of Regulation D promulgated under the Securities Act; and

                  (iii) it is purchasing the shares of Common Stock for investment and not with a view to resale or distribution or any present intention to resell or distribute, except in compliance with the Securities Act and all applicable state securities laws.



                             Issuance of New Warrant

                  If said number of shares shall not be all the shares issuable upon exercise of the attached Warrant, a new Warrant is to be issued in the name of the undersigned for the balance remaining of such shares less any fraction of a share paid in cash.



Signature:
          ---------------------------------------------------------------------
          Note: The above signature should correspond exactly with the name on the face of the attached Warrant or with the name of the assignee appearing in the assignment form below.


                                Page 2 of Annex 1

                                                                         Annex 2

                                   Assignment

                  For value received, the undersigned hereby sells, assigns and transfers unto:

Name:
     -------------------------------------------------
     (Please type or print in block letters)


Address:
        ----------------------------------------------

the right to purchase Common Stock (as defined in the attached Warrant) represented by the attached Warrant to the extent of _______________ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint ________________________________________________________________
__________________________________________________, attorney-in-fact, to transfer said Warrant on the books of Verso Technologies, Inc., with full power of substitution in the premises.



Dated:
      -----------------

Signature:
          ---------------------------------------------------------------------
          Note: The above signature should correspond exactly with the name on the face of the attached Warrant.